The following information relates to 10f-3 tranasctions for the period ended 10.31.15:

Date of Purchase: 11/18/2014
Fund Name: Russell Global Real Estate Securities Fund

State Street Fund Code: GU12
Money Manager: Morgan Stanley Investment Management Inc.

CUSIP: 69924R108
Issuer: Paramount Group Inc.
Broker: Merrill Lynch
Underwriters: BofA Merrill Lynch; Morgan Stanley; Wells Fargo Securities;
Deutsche Bank Securities; Credit Suisse; Citigroup; Goldman, Sachs & Co.;
J.P. Morgan; RBC Capital Markets; UBS Investment Bank
Affiliated Underwriterin the Syndicate 4(a): Morgan Stanley
Amount Purchase Reported by Manager: $26,250,000
Amount of Purchase Reported by State Street: $1,304,800
Amount of Offering: $2,292,500,000
Purchase PriceNet of Fees and Expenses: $17.500
Offering Price Close of Business First Day: $17.500
Commission or Spread: $0.7875

Date of Purchase: 11/18/2014
Fund Name: Russell Global Real Estate Securities Fund

State Street Fund Code: GU12
Money Manager: Morgan Stanley Investment Management Inc.

CUSIP: 862121100
Issuer: Store Capital Corp.
Broker: Goldman Sachs and Co.
Underwriters: Goldman, Sachs & Co.; Credit Suisse; Morgan Stanley;
Citigroup; Deutsche Bank Securities;
KeyBanc Capital Markets; Wells Fargo Securities; BMO Capital Markets;
Raymond James, Baird; Stifel; Sun Trust Robinson Humphrey; Comerica
Securities
Affiliated Underwriterin the Syndicate 4(a): Morgan Stanley
Amount Purchase Reported by Manager:$18,962,500
Amount of Purchase Reported by State Street:$922,540
Amount of Offering:$508,750,000
Purchase PriceNet of Fees and Expenses:$18.500
Offering Price Close of Business First Day:$19.500
Commission or Spread:$1.110

Date of Purchase:3/5/2015
Fund Name:Russell Investment Grade Bond Fund
State Street Fund Code:CH47

Money Manager:Loomis, Sayles & Company, L.P.
CUSIP:29273RBD0
Issuer:Energy Transfer Partners UBS Securities
Broker: UBS Securities
Underwriters: BBVA Securities Inc.; Citigroup Global Markets Inc.; DNB
Markets; Mitsubishi UFJ Securities USA Inc.;
Mizuho Securities USA Inc.; RBC Capital Markets; SunTrust Robinson
Humphrey; UBS Securities LLC; US Bancorp Investments Inc.; Banca IMI;
BNP Paribas Securities Corp.; Credit Agricole Securities USA Inc.; HSBC
Securities; ING Financial Markets LLC; BNP Paribas Securities Corp;
Credit Agricole Securities USA Inc.; HSBC Securities; ING Financial
Markets LLC; Natixis Securities North America; PNC Capital Markets; SMBC
Nikko Securities America;
Affiliated Underwriterin the Syndicate 4(a):Natixis Securities North
America
Amount Purchase Reported by Manager:$3,100,456
Amount of Purchase Reported by State Street:$189,844
Amount of Offering:$1,000,000,000
Purchase PriceNet of Fees and Expenses:$99.918
Offering Price Close of Business First Day:$99.918
Commission or Spread:0.650%

Date of Purchase:6/18/2015
Fund Name:Russell Investment Grade Bond Fund
State Street Fund Code:CH47
Money Manager:Loomis, Sayles & Company, L.P.
CUSIP:46625HLW8
Issuer:JP Morgan Chase & Co
Broker:JP Morgan
Underwriters:JP Morgan Securities; ABN AMRO Securities USA LLC; Banca
IMI; BMO Capital Markets Corp; Danske Markets;
FTN Financial Securities Corp; ING Financial Markets LLC; Loop Capital
Markets LLC;
Natixis Securities North America; Regions Securities LLC; Samuel A
Ramirez & Co Inc; SG Americas Securities LLC; Siebert Brandford Shank &
Co;
SMBC Nikko Securities America; Standard Chartered Bank (US) TD Securities
USA LLC; Williams Capital Group LP
Affiliated Underwriterin the Syndicate 4(a):Natixis Securities North
America
Amount Purchase Reported by Manager:$1,774,942
Amount of Purchase Reported by State Street:$510,121
Amount of Offering:$2,250,000,000
Purchase PriceNet of Fees and Expenses:$99.828
Offering Price Close of Business First Day:$99.828
Commission or Spread:0.350%

Date of Purchase:6/18/2015
Fund Name:Russell Investment Grade Bond Fund
State Street Fund Code:CH47
Money Manager:Loomis, Sayles & Company, L.P.
CUSIP:29273RBH1

Issuer:Energy Transfer Partners
Broker:Deutsche Bank
Underwriters:Barclays Capital; Credit Suisse; Deutsche Bank Securities
Inc; DNB NOR Markets Inc; Goldman Sachs Capital Markets; JP Morgan
Securities; Merrill Lynch Pierce Fenner & Smith;
Mitsubishi UFJ Securities USA Inc; Mizuho Securities USA Inc; Morgan
Stanley; SunTrust Robinson Humphrey; US Bancorp Investments Inc; Wells
Fargo Securities LLC; Comerica Securities;
Natixis Securities North America; PNC Securities Corp
Affiliated Underwriterin the Syndicate 4(a):Natixis Securities North
America
Amount Purchase Reported by Manager:$1,329,282
Amount of Purchase Reported by State Street:$395,786
Amount of Offering:$650,000,000
Purchase PriceNet of Fees and Expenses:$99.946
Offering Price Close of Business First Day:$99.996
Commission or Spread:0.350%

Date of Purchase:6/11/2015
Fund Name:Russell Investment Grade Bond Fund
State Street Fund Code:CH47
Money Manager:Loomis, Sayles & Company, L.P.
CUSIP:61761JB32
Issuer:Morgan Stanley
Broker:Morgan Stanley
Underwriters:Mitsubishi UFJ Financial; Morgan Stanley; ABN Amro/Old; Apto
Partners LLC; BBVA Securities Inc; Capital One Securities Inc; Dansk
Bank; Fifth Third Securities Inc;
ING Capital LLC; Intesa Sanpaolo/NY; Keybank NA; Mischler Financial
Group; NabSecurities LLC; National Bank of Canada (US); Natixis/New York
NY; RBS Securities Corp; Regions Financial;
Suntrust Capital Markets; TD Securities; US Bancorp
Affiliated Underwriterin the Syndicate 4(a):Natixis/New York NY
Amount Purchase Reported by Manager:$3,255,089
Amount of Purchase Reported by State Street:$1,084,697
Amount of Offering:$2,500,000,000
Purchase PriceNet of Fees and Expenses:$99.880
Offering Price Close of Business First Day:$99.980
Commission or Spread:0.350%

Date of Purchase:4/16/2015
Fund Name:Russell Investment Grade Bond Fund
State Street Fund Code:CH47
Money Manager:Loomis, Sayles & Company, L.P.
CUSIP:06051GFN4
Issuer:Bank of America Corp
Broker:Bank of America (Merrill Lynch)
Underwriters:Bank of America Merrill Lynch; ABN AMRO Securities USA LLC;
ANZ Securities; Banca IMI; Barclays Capital; BBVA Securities Inc; BNY
Mellon Capital Markets LLC;

Capital One Securities Inc; CIBC World Markets; Commerz Markets LLC;
Danske Markets; Deutsche Bank Securities Inc; ING Financial Markets;
Lloyds Securities Inc;
Mitsubishi UFJ Securities USA Inc; Mizuho Securities USA Inc;
nabSecurities LLC; Natixis Securities North America; Nykredit Bank AS;
Rabo Securities USA Inc; RB International Markets USA;
Santander Investment Securities; Scotia Capital Inc; SG Americas
Securities LLC; Standard Chartered Bank (US); UniCredit Capital Markets
Inc; Apto Partners LLC;
Blaylock Beal Van LLC; Drexel Hamilton LLC; Samuel A Ramirez & Co Inc
Affiliated Underwriterin the Syndicate 4(a):Natixis Securities North
America
Amount Purchase Reported by Manager:$4,898,642
Amount of Purchase Reported by State Street:$1,900,980
Amount of Offering:$2,000,000,000
Purchase PriceNet of Fees and Expenses:$99.789
Offering Price Close of Business First Day:$99.948
Commission or Spread:0.350%

Date of Purchase:5/19/2015
Fund Name:Russell Investment Grade Bond Fund
State Street Fund Code:CH47
Money Manager:Loomis, Sayles & Company, L.P.
CUSIP:38148LAE6
Issuer:Goldman Sachs Group Inc.
Broker:Goldman Sachs
Underwriters:Goldman Sachs Group Inc; ABN AMRO Securities USA LLC; Banca
di Intermediazione Mobil; BB&T Capital Markets; BBVA Securities Inc; BNY
Mellon Capital Markets LLC;
Capital One Securities Inc; Drexel Hamilton LLC; Fifth Third Securities
Inc; ING Financial Markets LLC; KeyBanc Capital Markets; Lloyds
Securities Inc; Mischler Financial Group;
Mizuho Securities USA Inc; Natixis Securities North America; PNC Capital
Markets; RBC Capital Markets LLC; Samuel A Ramirez & Co Inc; Santander
Investment Securities;
Scotia Capital USA Inc; Siebert Brandford Shank & Co; SMBC Nikko
Securities America; SunTrust Robinson Humphrey Inc; TD Securities USA
LLC; UniCredit Capital Markets Inc;
US Bancorp Investments Inc
Affiliated Underwriterin the Syndicate 4(a):Natixis Securities North
America
Amount Purchase Reported by Manager:$1,860,988
Amount of Purchase Reported by State Street:$489,419
Amount of Offering:$2,500,000,000
Purchase PriceNet of Fees and Expenses:$99.678
Offering Price Close of Business First Day:$99.678
Commission or Spread:0.450%

Date of Purchase:5/19/2015
Fund Name:Russell Investment Grade Bond Fund
State Street Fund Code:CH47

Money Manager:Loomis, Sayles & Company, L.P.
CUSIP:38148LAF3
Issuer:Goldman Sachs Group Inc.
Broker:Goldman Sachs
Underwriters:Goldman Sachs; ABN AMRO Securities USA LLC; Banca di
Intermediazione Mobil; BB&T Capital Markets; BBVA Securities Inc; BNY
Mellon Capital Markets LLC;
Capital One Securities Inc; Drexel Hamilton LLC; Fifth Third Securities
Inc; ING Financial Markets LLC; KeyBanc Capital Markets; Lloyds
Securities Inc; Loop Capital Markets LLC;
Mischler Financial Group; Mizuho Securities USA Inc; Natixis Securities
North America; PNC Capital Markets; RBC Capital Markets LLC; Santander
Investment Securities;
Scotia Capital USA Inc; SMBC Nikko Securities America; SunTrust Robinson
Humphrey Inc; TD Securities USA LLC; UniCredit Capital Markets Inc; US
Bancorp Investments Inc;
Williams Capital Group LP
Affiliated Underwriterin the Syndicate 4(a):Natixis Securities North
America
Amount Purchase Reported by Manager:$602,061
Amount of Purchase Reported by State Street:$206,648
Amount of Offering:$2,000,000,000
Purchase PriceNet of Fees and Expenses:$99.350
Offering Price Close of Business First Day:$99.350
Commission or Spread:0.875%

Date of Purchase:6/4/2015
Fund Name:Russell Tax Exempt High Yield Bond Fund
State Street Fund Code:GUV1
Money Manager:Goldman Sachs Asset Management, L.P.
CUSIP:16768TKG8
Issuer:Chicago Illinois
Broker:RBC Capital Markets, LLC
Underwriters:Blaylock & Co, Inc; BNY Mellon Capital Markets, LLC; Duncan-
Williams, Inc; George K. Baum & Co; Mesirow Financial, Inc; Pershing &
Co, Inc;
Piper Jaffray & Co; Raymond James & Associates, Inc; RBC Capital Markets,
LLC; Samuel A. Ramirez & Company, Inc; Stifel, Nicolaus & Company, Inc
Affiliated Underwriterin the Syndicate 4(a):Goldman Sachs & Co.
Amount Purchase Reported by Manager:$926,163
Amount of Purchase Reported by State Street:$926,163
Amount of Offering:$1,004,372,320
Purchase PriceNet of Fees and Expenses:$102.907
Offering Price Close of Business First Day:$102.907
Commission or Spread:0.480%

Date of Purchase:7/7/2015
Fund Name:Russell Multi-Strategy Income Fund
State Street Fund Code:GUQ2
Money Manager:Loomis, Sayles & Company, L.P.
CUSIP:026874DF1

Issuer:American Intl Group
Broker:US Bank Corp Investments
Underwriters:Bank of America Merrill Lynch; BNP Paribas; HSBC Securities;
Lloyds Securities Inc; Mizuho Securities USA Inc; RBC Capital Markets;
RBS Securities Corp; US Bancorp; ANZ Securities; ING Financial Markets
LLC; nabSecurities LLC; Natixis Securities North America; PNC Capital
Markets;
Santander Investment Securities; Scotia Capital USA Inc; SG Americas
Securities LLC; SMBC Nikko Securities America; Standard Chartered Bank
(US); UniCredit Capital Markets Inc
Affiliated Underwriterin the Syndicate 4(a):Natixis Securities North
America
Amount Purchase Reported by Manager:$3,758,021
Amount of Purchase Reported by State Street:$44,667
Amount of Offering:$750,000,000
Purchase PriceNet of Fees and Expenses:$99.261
Offering Price Close of Business First Day:$99.261
Commission or Spread:0.875%

Date of Purchase:8/4/2015
Fund Name:Russell Multi-Strategy Income Fund
State Street Fund Code:GUQ2
Money Manager:Loomis, Sayles & Company, L.P.
CUSIP:40428HPV8
Issuer:HSBC USA
Broker:HSBC
Underwriters:HSBC USA Inc; Academy Securities Inc; BBVA Securities Inc;
BMO Capital Markets Corp; CIBC World Markets; Citigroup Global Markets
Inc;
Danske Markets; Deutsche Bank Securities Inc; Emirates NBD Capital Ltd;
ING Financial Markets LLC; Lloyds Securities Inc; Macquarie Capital USA
Inc;
Merrill Lynch Pierce Fenner; Mischler Financial Group; Mizuho Securities
USA Inc; Morgan Stanley; nabSecurities LLC; Natixis/New York NY; Rabo
Securities USA Inc;
RB International Markets USA; RBC Capital Markets; RBS Securities Inc;
Santander Investment Securities; SG Americas Securities LLC;
Skandinaviska Enskilda Banken;
SMBC Nikko Securities America; Standard Chartered Bank (US); Wells Fargo
Securities LLC
Affiliated Underwriterin the Syndicate 4(a):Nataxis/New York NY
Amount Purchase Reported by Manager:$15,556,298
Amount of Purchase Reported by State Street:$129,886
Amount of Offering:$1,600,000,000
Purchase PriceNet of Fees and Expenses:$99.912
Offering Price Close of Business First Day:$99.912
Commission or Spread:0.325%

Date of Purchase:7/7/2015
Fund Name:Russell Investment Grade Bond Fund

State Street Fund Code:CH47
Money Manager:Loomis, Sayles & Company, L.P.
CUSIP:026874DF1
Issuer:American Intl Group
Broker:US Bank Corp Investments
Underwriters:Bank of America Merrill Lynch; BNP Paribas; HSBC Securities;
Lloyds Securities Inc; Mizuho Securities USA Inc; RBC Capital Markets;
RBS Securities Corp;
US Bancorp; ANZ Securities; ING Financial Markets LLC; nabSecurities LLC;
Natixis Securities North America; PNC Capital Markets; Santander
Investment Securities;
Scotia Capital USA Inc; SG Americas Securities LLC; SMBC Nikko Securities
America; Standard Chartered Bank (US); UniCredit Capital Markets Inc
Affiliated Underwriterin the Syndicate 4(a):Natixis Securities North
America
Amount Purchase Reported by Manager:$3,758,021
Amount of Purchase Reported by State Street:$426,822
Amount of Offering:$750,000,000
Purchase PriceNet of Fees and Expenses:$99.261
Offering Price Close of Business First Day:$99.261
Commission or Spread:0.875%

Date of Purchase:7/23/2015
Fund Name:Russell Investment Grade Bond Fund
State Street Fund Code:CH47
Money Manager:Loomis, Sayles & Company, L.P.
CUSIP:172967JU6
Issuer:Citigroup Inc
Broker:Citigroup Global Markets
Underwriters:Citigroup Global Markets Inc; Academy Securities Inc; ANZ
Securities; Barclays Capital; Cabrera Capital Markets; CIBC World
Markets; CL King & Associates;
Commerz Markets LLC; Credit Agricole Securities USA; Credit Suisse
Securities USA LLC; Fifth Third Securities Inc; HSBC Securities; Imperial
Capital LLC;
Multi-Bank Securities Inc; National Bank of Canada Financ; Natixis
Securities North America; Nykredit Bank AS; PNC Capital Markets; RB
International Markets USA;
RBC Capital Markets; Samuel A Ramirez & Co Inc; Scotia Capital USA Inc;
TD Securities; Telsey Advisory Group; Wells Fargo Securities LLC;
Williams Capital Group LP
Affiliated Underwriterin the Syndicate 4(a):Natixis Securities North
America
Amount Purchase Reported by Manager:$7,383,279
Amount of Purchase Reported by State Street:$1,136,350
Amount of Offering:$1,250,000,000
Purchase PriceNet of Fees and Expenses:$99.855
Offering Price Close of Business First Day:$99.855
Commission or Spread:0.875%

Date of Purchase:8/4/2015
Fund Name:Russell Investment Grade Bond Fund
State Street Fund Code:CH47
Money Manager:Loomis, Sayles & Company, L.P.
CUSIP:40428HPV8
Issuer:HSBC USA Inc
Broker:HSBC
Underwriters:HSBC USA Inc; Academy Securities Inc; BBVA Securities Inc;
BMO Capital Markets Corp; CIBC World Markets; Citigroup Global Markets
Inc; Danske Markets;
Deutsche Bank Securities Inc; Emirates NBD Capital Ltd; ING Financial
Markets LLC; Lloyds Securities Inc; Macquarie Capital USA Inc; Merrill
Lynch Pierce Fenner;
Mischler Financial Group; Mizuho Securities USA Inc; Morgan Stanley;
nabSecurities LLC; Natixis/New York NY; Rabo Securities USA Inc; RB
International Markets USA;
RBC Capital Markets; RBS Securities Inc; Santander Investment Securities;
SG Americas Securities LLC; Skandinaviska Enskilda Banken; SMBC Nikko
Securities America;
Standard Chartered Bank (US); Wells Fargo Securities LLC
Affiliated Underwriterin the Syndicate 4(a):Natixis/New York NY
Amount Purchase Reported by Manager:$15,556,298
Amount of Purchase Reported by State Street:$1,709,494
Amount of Offering:$1,600,000,000
Purchase PriceNet of Fees and Expenses:$99.912
Offering Price Close of Business First Day:$99.912
Commission or Spread:0.325%

Date of Purchase:7/14/2015
Fund Name:Russell Investment Grade Bond Fund
State Street Fund Code:CH47
Money Manager:Loomis, Sayles & Company, L.P.
CUSIP:46625HMN7
Issuer:JPMogran Chase
Broker:JP Morgan Chase Securities
Underwriters:JP Morgan; ABN AMRO Securities USA LLC; BBVA Securities Inc;
CastleOak Securities; CAVU Securities LLC; CIBC World Markets; Comerica
Securities;
Danske Markets; ING Financial Markets LLC; ING Financial Markets LLC;
KeyBanc Capital Markets; Lebenthal & Co Inc; Lloyds Securities Inc;
Mizuho Securities Inc;
Natixis Securities North America; Samual A Ramirez & Co Inc; SG Americas
Securities LLC; Standard Chartered Bank (US)
Affiliated Underwriterin the Syndicate 4(a):Natixis Securities North
America
Amount Purchase Reported by Manager:$2,266,446
Amount of Purchase Reported by State Street:$394,511
Amount of Offering:$2,500,000,000
Purchase PriceNet of Fees and Expenses:$99.624
Offering Price Close of Business First Day:$99.624
Commission or Spread:0.450%

Date of Purchase:9/23/2015
Fund Name:Russell Investment Grade Bond Fund
State Street Fund Code:CH47
Money Manager:Loomis, Sayles & Company, L.P.
CUSIP:46625HNJ5
Issuer:JPMogran Chase
Broker:JP Morgan Chase Securities
Underwriters:JP Morgan Securities; ABN Amro Bank (US)/old; BBVA
Securities Inc; CastleOak Securities; ING Financial Markets; Lebenthal &
Co LLC; Lloyds Securities Inc;
Loop Capital Markets LLC; Natixis Securities North America; Samuel A
Ramirez & Co Inc; SG Americas Securities LLC; Standard Chartered Bank
(US); UniCredit Capital Markets Inc
Affiliated Underwriterin the Syndicate 4(a):Natixis Securities North
America
Amount Purchase Reported by Manager:$3,181,984
Amount of Purchase Reported by State Street:$299,962
Amount of Offering:$1,500,000,000
Purchase PriceNet of Fees and Expenses:$99.655
Offering Price Close of Business First Day:$99.655
Commission or Spread:0.450%

Date of Purchase:8/18/2015
Fund Name:Russell Investment Grade Bond Fund
State Street Fund Code:CH47
Money Manager:Loomis, Sayles & Company, L.P.
CUSIP:94989QAV2
Issuer:Wells Fargo
Broker:Wells Fargo Securities
Underwriters:Societe Generale; Wells Fargo Securities LLC; Citigroup;
Morgan Stanley; Natixis Securities North America
Affiliated Underwriterin the Syndicate 4(a):Natixis Securities North
America
Amount Purchase Reported by Manager:$7,319,944
Amount of Purchase Reported by State Street:$299,962
Amount of Offering:$391,844,000
Purchase PriceNet of Fees and Expenses:$102.999
Offering Price Close of Business First Day:$102.999
Commission or Spread:0.000%